Exhibit 99.1

INVESTOR PRESENTATION OCTOBER 2016 o nelibertyproperties.com

2 Table of Contents DESCRIPTION: PAGE # Table of Contents 2 Safe Harbor Disclosure 3 Company Overview 4 Experienced Management T eam 5 Attractive Portfolio Fundamentals 6 Portfolio Detail 7 Diversified Portfolio 8 Diversified Tenant Base 9 Financial Summary 10 Targeting Long Term Total Return 11 Growth in Operations 12 Growth Oriented Balance Sheet 13 Mortgage Debt Maturities 1 4 Lease Maturity Profile 15 Operational Performance 16 Acquisition Track Record 17 Recent Acquisitions 18 Recent Mortgages 19 DESCRIPTION: PAGE # Case Studies: Acquisition – Nashville, TN 20 Disposition – Philadelphia, PA 21 Acquisition – Baltimore, MD 22 Summary 23 APPENDIX Case Studies: Acquisition – Chicago, IL 25 Acquisition – El Paso, TX 26 Blend and Extend – Office Depot 27 Releasing Case Study – Atlanta, GA 28 Top Tenant Profiles: Havertys Furniture 30 LA Fitness 31 Northern Tool & Equipment 32 Regal Cinemas 33 Ferguson Enterprises 34 GAAP Reconciliation to FFO & AFFO 35

Safe Harbor The statements in this presentation, including targets and assumptions, reflect the Company’s and management’s hopes, intentions, beliefs, expectations or projections of the future and are forward - looking statements . It is important to note that the Company’s actual results could differ materially from those projected in such forward - looking statements . Factors that could cause actual results to differ materially from current expectations include the key a ssumptions contained within this presentation, general economic conditions, local real estate conditions, increases in interest rates, tenant defaults, non - renewals, and/or bankruptcies, and increases in operating costs and real estate taxes . Additional information concerning factors that could cause actual results to differ materially from those forward - looking statements is contained in the Company’s SEC filings , and in particular, the sections of such documents captioned “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations ” . Copies of the SEC filings may be obtained from the Company or the SEC . The Company does not undertake to publicly update or revise any forward - looking statements included in this presentation, whether as a result of new information, future events or otherwise . 3

4 Company Overview ▪ Fundamentals - focused r eal e state company ▪ Disciplined track record through economic cycles ▪ Active net lease strategy ▪ Experienced management team ▪ Alignment of interests through significant insider ownership

Patrick J. Callan, Jr. President & CEO ▪ Chief Executive Officer since 2008, President since 2006, Director since 2002 ▪ Senior Vice President of First Washington Realty Inc. from 2004 to 2005. A joint venture with CalPERS that controlled 100 shopping centers (13 million square feet) which was sold for $2.6 billion to Regency Centers/Macquarie ▪ Vice President of Kimco Realty Corporation (NYSE: KIM) from 1998 to 2004, joined in 1987. Responsible for a $3 billion, 200+ shopping center portfolio Lawrence G. Ricketts, Jr. COO & EVP ▪ Chief Operating Officer since 2008 and Executive Vice President since 2006 (Vice President since 1999) ▪ Over $3 billion of transaction experience in acquisitions, dispositions and financings David W. Kalish, CPA SVP & CFO ▪ Senior Vice President and Chief Financial Officer since 1990 ▪ Senior Vice President, Finance of BRT Realty Trust (NYSE: BRT) since 1998 and Senior Vice President and Chief Financial Officer of the managing general partner of Gould Investors L.P. since 1990 Matthew J. Gould Chairman ▪ Chairman of the Board since June 2013 and Vice Chairman from 2011 through 2013. President and Chief Executive Officer from 1989 to 1999; Senior Vice President from 1999 to 2011 ▪ Senior Vice President of BRT Realty Trust (NYSE: BRT) since 1993 and Trustee since 2004 ▪ Chairman of the managing general partner of Gould Investors L.P. since January 2013 and President and CEO from 1997 to 2012 Fredric H. Gould Vice Chairman ▪ Vice Chairman of the Board since June 2013. Chairman of the Board from 1989 to 2013 ▪ Chairman of BRT Realty Trust (NYSE: BRT) from 1984 to April 2013 and Trustee since 1984 ▪ Chairman Emeritus of the managing general partner of Gould Investors L.P. since January 2013 and Chairman from 1997 to 2013 ▪ Director of EastGroup Properties, Inc. (NYSE: EGP) since 1998 5 Experienced Management Team

(1) Information presented as of September 1 , 2016 , including five properties owned by unconsolidated joint ventures (2) Our contractual rental income includes (a) after giving effect to any abatements, concessions or adjustments, base rent payab le to us for the twelve months ending August 31, 2017 under leases existing at September 1, 2016 and (b) our $2.7 million share of the base rent payable to our unconsolidated joint vent ure s for the twelve months ending August 31, 2017. Contractual rental income excludes straight - line rent accruals and amortization of intangibles. 6 Northern Tool – Fort Mill, SC (Charlotte MSA) Total Square Footage 10.1 M Number of Properties 120 Current Occupancy 98.3% Contractual Rental Income (2) $68.5 M Lease Term Remaining 8.4 Years Attractive Portfolio Fundamentals (1) Regal Cinemas (d/b/a United Artists) – Indianapolis, IN

Type of Property Number of Properties Contractual Rental Income (1) % of Contractual Rental Income Retail – General 44 $ 19,955,579 29.1% – Furniture 14 5,841,611 8.5 – Restaurant 18 3,812,014 5.6 – Office Supply 7 2,430,408 3.6 – Supermarket 2 2,426,832 3.5 Industrial 22 18,431,399 26.9 Flex 3 3,288,692 4.8 Health & Fitness 3 3,075,583 4.5 Theater (2) 2 2,513,065 3.7 Other 5 6,734,590 9.8 120 $68,509,773 100.0% 7 Portfolio Detail (1) Our contractual rental income includes (a) after giving effect to any abatements, concessions or adjustments, base rent payable t o u s for the twelve months ending August 31, 2017 under leases existing at September 1, 2016 and (b) our $2.7 million share of the base rent payable to our unconsolidated joint vent ure s for the twelve months ending August 31, 2017. Contractual rental income excludes straight - line rent accruals and amortization of intangibles . (2) Includes contractual rental income from a Regal Cinemas which is part of a multi - tenant shopping center property in Manahawkin, NJ included in the ‘Retail - General’ property count

Highest State Concentration by Contractual Rental Income State Number of Properties Contractual Rental Income % Contractual Rental Income Texas 12 $ 8,480,765 12.4% South Carolina 6 5,594,220 8.2 New York 9 5,485,153 8.0 Illinois 8 4,401,464 6.4 Georgia 12 4,025,249 5.9 47 $27,986,851 40.9% 8 ▪ Geographically diverse footprint ▪ Own 120 properties in 30 states ▪ Strong markets drive value Diversified Portfolio

Top Tenants Number of Locations Contractual Rental Income % of Contractual Rental Income Haverty Furniture Companies, Inc . (NYSE: HVT) 11 $ 4,580,145 6.7% LA Fitness International, LLC 3 3,075,583 4.5 Northern Tool & Equipment 1 2,764,916 4.0 Regal Entertainment Group (NYSE: RGC ) 3 2,513,065 3.7 Ferguson Enterprises, Inc. 1 2,466,630 3.6 19 $15,400,339 22.5% 9 Diversified Tenant Base

(1) Market cap is calculated using the shares outstanding and the closing stock price of OLP at September 22 , 2016 (2) Calculated as of September 22 , 2016 (3) Based on closing stock price at September 22 , 2016 Market Cap (1) : Shares Outstanding (1) : Insider Ownership (2) : Current Annualized Dividend: Dividend Yield (3) : $447.4 million 17.6 million 22.6% $1.64 6.5% 10 Financial Summary JCI/ Yanfeng (Johnson Controls Guarantee) – McCalla , AL FedEx Ground & Chep USA – St. Louis, MO

(1) Performance periods reflects September 1 , 2001 through August 31 , 2016 . 11 Consistent driver of long term stockholder value Targeting Long Term Total Return 0% 2% 4% 6% 8% 10% 12% 14% OLP NAREIT Equity Index S&P 500 12.4% 11.2% 6.6% 15 - Year Annualized Total Return (1)

$1.20 $1.30 $1.40 $1.50 $1.60 $1.34 $1.42 $1.50 $1.58 (1) A reconciliation of net income per diluted share, as determined in accordance with GAAP, to FFO per diluted share and AFFO per diluted share may be found at the end of this presentation (2) Impacting the changes in the FFO payout ratio are distributions of capital gains from property sales, which gains are excluded from the calculation of FFO 12 $1.50 $1.60 $1.70 $1.80 $1.90 $2.00 2012 2013 2014 2015 $1.59 $1.66 $1.75 $1.97 $1.60 $1.70 $1.80 $1.90 $2.00 2012 2013 2014 2015 $1.65 $1.75 $1.84 $1.92 Dividend Growth Per Share Historical FFO Per Share (1) Historical AFFO Per Share (1) Havertys – Cedar Park (Austin), TX 84% FFO Payout Ratio (2) 86% FFO Payout Ratio (2) 86% FFO Payout Ratio (2) 80% FFO Payout Ratio (2) Growth In Operations

Gross Assets (1) : Total Debt/Gross Assets (2) : Fixed Rate Debt : Debt Service Coverage Ratio (3) : Fixed Charge Coverage Ratio (3) : FFO Payout (4) : (1) At June 30 , 2016 . Gross assets represents total assets plus accumulated depreciation of $ 89 . 6 million (2) Total debt includes at June 30 , 2016 $ 18 . 2 million, representing our 50 % share of debt of our unconsolidated joint ventures (3) Calculated in accordance with the terms of our credit facility at June 30 , 2016 (4) Based on the dividends and FFO per share for the six months ended June 30 , 2016 $771.4 million 51.8% 93.7% 2.3 to 1.0 3.3 to 1.0 94.0% ▪ Liquidity available to acquire in excess of an estimated $150 million of properties as of September 22, 2016 ▪ $52.2 million available on a $75 million Line of Credit as of September 22, 2016 13 Growth Oriented Balance Sheet as at June 30, 2016

▪ Weighted average interest rate of 4.3% on fixed rate debt ▪ There is approximately $11.8 million ($ 0.67 per share ) of scheduled amortization of mortgages for the 12 months ending August 31, 2017 14 (1) Includes our share of the mortgage debt of our unconsolidated joint ventures Laddered Mortgage Debt Maturities as at September 1, 2016 (1) $0 $20 $40 $60 $80 $100 $120 $140 $160 $180 $200 $220 $240 2017 2018 2019 2020 2021 2022 & Beyond $5.2 $17.9 $3.6 $3.5 $5.5 $231.7 ($ in millions) Balloon Payments Due For the Twelve Months Ending August 31

12 Months Ending August 31 , Number of Expiring Leases Contractual Rental Income Under Expiring Leases % of Contractual Rental Income Represented by Expiring Leases Approximate Square Feet Subject To Expiring Leases 2017 14 $ 611,763 0.9% 165,034 2018 27 2,946,315 4.3 333,779 2019 31 5,209,335 7.6 728,180 2020 17 3,515,488 5.1 209,440 2021 20 4,488,695 6.6 568,482 2022 19 14,525,589 21.2 2,900,564 2023 7 4,685,128 6.8 709,610 2024 8 3,412,596 5.0 346,130 2025 9 5,336,964 7.8 464,432 2026 11 5,014,141 7.3 325,116 2027 & Beyond 29 18,763,759 27.4 3,169,793 192 $68,509,773 100.0% 9,920,560 15 Lease Maturity Profile

(1) As at December 31 for each of 2007 through 2015 and includes our unconsolidated joint ventures (2) Includes (a) all tenant related revenues, including straight - line rent accruals and amortization of intangibles and (b) lease termination fees of $1.3 million in 2014 and $2.9 million in 2015. 16 $30 $35 $40 $45 $50 $55 $60 $65 $70 2010 2011 2012 2013 2014 2015 $36.7 $40.9 $43.8 $51.0 $60.5 $65.7 Strong Revenue Growth (2) ($ in millions) 80.0% 90.0% 100.0% 2007 2008 2009 2010 2011 2012 2013 2014 2015 100.0% 98.0% 99.0% 98.9% 98.1% 98.8% 99.6% 98.6% 98.3% Stable Occupancy (1) Consistent Operational Performance For the 6 Months Ended June 30, 2016 (2) : Total Revenues $33.6 million At September 1, 2016: Occupancy 98.3%

▪ Acquired $118.6 million of properties through September 1, 2016 ▪ Current pipeline of diverse opportunities in excess of $250 million (1) Includes our 50% share of an unconsolidated joint venture property in (a) Savannah, GA, acquired in 2011 and (b) Manahawkin, NJ, acquired in 2015 (2) Represents acquisitions through September 1, 2016 17 Acquisition Track Record $0 $20 $40 $60 $80 $100 $120 2010 2011 2012 2013 2014 2015 2016 $72.3 $ 29.6 (1) $44.6 $107.5 $56.8 $ 95.2 (1) $ 118.6 (2) Acquisitions Per Year ($ in millions)

(1) GAAP yield represents the base rent and straight line rental accruals payable over the remaining term of the lease, annualized, divided by the purchase price (2) Represents four properties purchased with four individual mortgages which are cross - collateralized (3) Represents our 50% share of the purchase price paid and the mortgage obtained by an unconsolidated joint venture in which we hav e a 50% interest (4) We purchased our unconsolidated joint venture partner’s 50% interest (5) Represents the GAAP yield earned by our consolidated joint venture in which we have a 90% interest Date Acquired Property Type Tenant (or d/b/a) MSA State Lease Expiration Purchase Price (in ‘000s) GAAP Yield (1) Financing Info ( at time of purchase ) (in ‘000s) 09/01/16 Industrial Famous Footwear / Caleres Nashville TN 06/30/31 $32,734 6.4% $21,288 mortgage 08/16/16 Other The Vue Apartments Cleveland OH 08/15/46 $13,896 9.4% All Cash 08/12/16 Retail Burlington / Micro Center Minneapolis MN 07/31/19 - 1/31/20 $14,150 7.9% All Cash 08/02/16 Other The Briarbrook Apartments Chicago IL 07/31/46 $10,530 9.4% All Cash 06/16/16 Retail (2) Advance Auto – 4 sites Various OH 12/31/25 - 12/31/26 $ 6,523 6.8% $4,300 mortgage 06/03/16 Industrial The Toro Company El Paso TX 06/30/22 $23,695 7.7% All Cash 03/30/16 Industrial Multi tenant industrial Greenville SC 12/31/17 - 4/30/21 $17,050 7.7% All Cash 09/25/15 Industrial FedEx and Chep USA St. Louis MO 08/31/22 - 10/31/24 $19,050 7.5% $12,383 mortgage 07/28/15 Industrial Supplier to auto industry Birmingham AL 02/28/22 $16,618 7.4% All Cash 06/15/15 Shopping Center (3) Kmart, TJ Maxx, Regal Cinemas, etc. Manahawkin NJ 04/30/16 - 10/31/23 $ 21,750 10.0% $13,050 mortgage 05/20/15 Industrial Archway Roofing Louisville KY 06/30/17 $ 300 12.2% All Cash 03/31/15 Retail Shopko Lincoln NE 01/30/21 $ 6,300 (4) 9.6% All Cash 03/24/15 Other The Meadows Apartments Chicago IL 03/31/45 $ 9,300 9.5% All Cash 03/18/15 Industrial Interline Brands Louisville KY 01/21/21 $ 4,400 10.3% $ 2,640 mortgage 02/25/15 Shopping Center Club USA, Chase, Tile Shop, etc. Denver CO 07/31/15 - 12/31/32 $17,485 7.7% (5) $11,853 mortgage 18 Recent Acquisitions

Date Financed Property Type Tenant (or d/b/a) MSA State Mortgage Amount (in ‘000s) Mortgage Maturity Interest Rate 09/01/16 Industrial Famous Footwear / Caleres Nashville TN $21,288 10/01/31 3.70% 08/24/16 Industrial The Toro Company El Paso TX $15,000 09/01/22 3.50% 07/29/16 Industrial Iron Mountain, Anixter and Softbox Systems Greenville SC $ 5,850 08/01/26 4.00% 07/29/16 Industrial Hartness Int’l, Imperial Pools and Minileit Greenville SC $ 5,265 08/01/26 4.00% 06/30/16 Retail Ross Stores, Hobby Lobby, Tuesday Morning and Mattress Firm El Paso TX $11,500 07/01/26 4.00% 06/28/16 Furniture LaZBoy Naples FL $ 2,150 11/05/24 3.24% 06/28/16 Industrial FedEx Durham NC $ 2,900 11/05/23 3.02% 06/16/16 (1) Retail Advance Auto – 4 sites Various OH $ 4,300 07/01/26 3.24% 05/20/16 Industrial US Lumber Baltimore MD $10,000 06/01/28 3.65% 04/20/16 Retail Carmax Knoxville TN $ 9,500 07/31/28 3.80% 03/11/16 (2) Supermarket Whole Foods West Hartford CT $18,000 04/01/28 3.38% 01/21/16 Industrial FedEx Tampa FL $ 2,500 12/05/25 3.57% 01/14/16 (2) Retail Avalon Carpet and Tile Store Deptford NJ $ 2,850 02/01/41 3.95% 10/28/15 Industrial Midtown Comics New Hyde Park NY $ 2,700 11/01/25 4.00% 10/16/15 Industrial Supplier to auto industry Birmingham AL $10,900 11/01/22 4.00% 09/25/15 Industrial FedEx / Chep USA St. Louis MO $12,383 08/05/24 3.85% 07/23/15 Office Supply Office Depot Raleigh/Durham NC $ 3,336 06/05/25 4.35% 07/23/15 Office Supply Office Depot Chicago IL $ 3,954 06/05/25 4.35% 07/23/15 Office Supply Office Depot El Paso TX $ 2,595 06/05/25 4.35% 07/23/15 Office Supply Office Depot Eugene OR $ 2,970 06/05/25 4.35% 06/15/15 (3) Shopping Center Kmart, TJ Maxx, Regal Cinemas, etc. Manahawkin NJ $13,050 07/01/25 4.00% 06/11/15 (2) Flex L3 Communications Hauppauge NY $12,500 07/01/27 4.04% 03/23/15 Office Supply Office Depot, Party City, PetSmart Lake Charles LA $ 5,525 06/30/22 3.59% 03/18/15 Industrial Interline Brands Louisville KY $ 2,640 02/05/21 3.88% 02/25/15 Shopping Center Club USA, Chase, The Tile Shop, etc. Denver CO $11,852 02/25/25 4.12% 02/10/15 Industrial Progressive Converting Minneapolis MN $ 4,450 03/01/25 4.20% 02/06/15 (2)(3) Industrial Caterpillar Global Mining Milwaukee WI $ 3,737 03/01/22 3.49% 01/30/15 Retail Hobby Lobby Onalaska WI $ 3,800 02/01/30 4.38% (1) Represents four individual loans on four Advance Auto properties which are cross - collateralized (2) These mortgages were refinanced or modified (3) Represents our 50% share of a mortgage in an unconsolidated joint venture 19 Recent Mortgages

▪ In September 2016, acquired a distribution facility in Lebanon, TN (Nashville MSA) net leased to Famous Footwear. G uaranteed by Caleres , Inc (NYSE: CAL) ▪ Global footwear retailer and wholesaler with annual sales of $2.6 billion. This mission critical facility provides distribution to over 700 retail stores and their e - commerce site ▪ Distribution companies see Nashville as an ideal location as it is within 650 miles of 50% of the US population ▪ Building is situated on 43 acres of land and was expanded in 2016 by 213,000 SF to a total of 541,024 SF. It has 40’ clear height, 54 dock doors and is 100% climate controlled Purchase Price Mortgage (1) Net Equity Invested Year 1 Base Rent Interest Expense - 3.70% (1) Net Cash to OLP Return on Equity $32,734,000 (21,287,500) $11,446,500 $2,014,946 (787,638) $1,227,308 10.72% (1) Mortgage with an interest rate of 3.70% closed simultaneously with the acquisition 20 Acquisition Case Study – Industrial

▪ In March 2005, acquired a manufacturing facility in Philadelphia, PA leased to Sweet Ovations for $9.68 million ▪ 13 miles north of downtown Philadelphia ▪ The b uilding is 166,000 SF on 13.4 acres of land ▪ The absolute net lease had annual rent increases of 2.5% ▪ Financed the asset in May 2005 and refinanced the asset in February 2012 ▪ Property was sold to the tenant on June 30, 2016 for $14.8 million, resulting in a gain to OLP of approximately $5.7 million, net of all costs ▪ 7.35% cap rate to tenant Purchase Price Sale Price Internal Rate of Return to OLP $ 9,680,000 $14,800,000 18.64% 21 Disposition Case Study

▪ In June 2014, acquired via short term sale leaseback a distribution warehouse in Joppa, MD through a consolidated JV ▪ Simultaneously net leased to Noxell Corp, a subsidiary of Proctor & Gamble (NYSE: PG), through December 31, 2015 ▪ 19 miles north of Baltimore, MD - approximately 1.5 miles from a full interchange on Interstate 95 ▪ 258,710 SF building on 19.20 acres of land, with 36 - 40’ clear heights, 25+ dock doors and expansion area ▪ In January 2016, signed a new lease with US Lumber Group, LLC for approximately 10 years ▪ Rent increased by 14.0% ▪ Investing approximately $1.6 million to expand the parking lot for additional trailer storage space, adding dock doors and renovating office area Purchase Price Year 1 Base Rent for Prior Tenant Year 1 Return on Equity Year 1 Base Rent for New Tenant (2) Interest Expense - 3.65% (1) Net Cash to OLP Stabilized Return on Equity $11,650,000 $905,485 7.77% $1,032,000 (360,852) $671,148 20.65% (1) Mortgage with an interest rate of 3.65% closed May 20, 2016 (2) Base rent commences in November 2016 22 Total Purchase Price Mortgage (1) Net Equity Invested $11,650,000 (10,000,000) $3,250,000 Improvements 1,600,000 Acquisition Case Study – Short Term Lease

▪ Fundamentals - focused r eal e state company ▪ Disciplined track record through economic cycles ▪ Active net lease strategy ▪ Experienced management team ▪ Alignment of interests through significant insider ownership 23 Summary – Why OLP?

APPENDIX 24

Purchase Price $ 9,300,000 Year 1 Base Rent $ 1, 102,319 Return on Equity 11.85% ▪ In March 2015, acquired 49 acres of land located in Lakemoor, IL (Chicago MSA) which was simultaneously ground leased to an experienced multi - family operator ▪ The land is improved by a class A 496 unit garden style multi - family complex ▪ 19 acres are undeveloped and zoned for an additional 224 units ▪ The property has been renovated at a cost of approximately $1.0 million 25 Acquisition Case Study – Ground Lease

▪ In June 2016, acquired a distribution facility in El Paso, TX net leased to Toro Co (NYSE: TTC) ▪ Toro is a global developer, manufacturer and distributor of lawn and landscape equipment ▪ Toro has a market cap of approximately $5.0 billion and is a BBB investment grade credit per Standard and Poors ▪ The b uilding is 419,821SF on 24.09 acres of land with 24’ clear heights and 69 dock doors. The building features a depth of 240’ feet and provides in - place flexibility to be converted into a multi - tenant facility Purchase Price Mortgage (1) Net Equity Invested Year 1 Base Rent Interest Expense - 3.50% (1) Net Cash to OLP Return on Equity $23,695,000 ($15,000,000 ) $ 8,695,000 $1,657,600 (519,000) $1,138,600 13.09% (1) Mortgage with an interest rate of 3.50 % closed August 24, 2016 26 Acquisition Case Study – Industrial

▪ July 2015 – new financing aggregating $12.85 million with a 10 year term at an interest rate of 4.35% secured by the properties with extended leases ▪ In September 2008, acquired 8 sites from Office Depot in a sale leaseback transaction ▪ The 10 year original leases were absolute net ▪ Sold three locations at a profit in 2011 and 2012 ▪ In June 2015, Office Depot agreed to lease extensions through 2025 at four sites, absolute net, with increases of 10% every 5 years ▪ In exchange for this long term commitment, rent was lowered at the four sites by an average of 7% from the prior rent ▪ 7 remaining properties represent 3.5% of contractual rental income 27 Green: Extended Red: Sold Black : Re - leased Blend and Extend Case Study – Office Depot

▪ Dark and paying Office Depot site located in Kennesaw, GA (Atlanta MSA) ▪ The b uilding is 32,138 SF on 3.3 acres of land ▪ In December 2015, simultaneously negotiated a lease termination with Office Depot (obtaining a $950,000 early termination fee) and entered into a new 10 year lease with Bed Bath & Beyond ▪ Store operates as Bed Bath & Beyond’s new andThat ! Concept ▪ Tenant credit rating increase to BBB from B ▪ Rent increased by 3.4% 28 Releasing Case Study – Office Depot

TOP TENANTS’ PROFILES 29

▪ Tenant: Haverty Furniture Companies, Inc. (NYSE:HVT ) ▪ Represents 6.7% of contractual rental income ▪ Full service home furnishings retailer founded in 1885 ▪ Public company since 1929 ▪ 122 showrooms in 16 states in the Southern and Midwestern regions ▪ Havertys has weathered many economic cycles, from recessions to depressions to boom times ▪ Total assets of $ 471 million and stockholders’ equity of $302 million a s of December 31, 2015 ▪ 11 properties aggregating 611,930 SF – Duluth (Atlanta), GA – Fayetteville (Atlanta), GA – Wichita, KS – Lexington, KY – Bluffton (Hilton Head), SC – Amarillo, TX – Cedar Park (Austin), TX – Tyler, TX – Richmond, VA – Newport News, VA – Virginia Beach, VA ▪ Properties subject to a unitary lease which expires in 2022 ▪ The rent per square foot on the portfolio is $ 7.48 Havertys – Cedar Park (Austin), TX Source : Tenant’s website 30 Havertys Furniture – Tenant Profile

▪ Tenant: LA Fitness International LLC ▪ Represents 4.5% of contractual rental income ▪ LA Fitness currently operates over 800 clubs in 21 states ▪ The company was founded in 1984 and is headquartered in Irvine, CA ▪ 3 properties representing 141,663 SF % of Contractual Rental Income – Secaucus , NJ: 2.0% – Tucker, GA: 1.4% – Hamilton, OH: 1.1% LA Fitness – Secaucus, NJ Representative LA Fitness – Secaucus, NJ ▪ Building: 44,863 SF on 1.23 acres ▪ 3 Mile Demographics (Source: Sites USA 2016) – Population : 294,938 – Daytime Population: 97,049 (within a 3 mile radius) – Average HH Income: $89,162 ▪ Location: 485 Harmon Meadow Blvd, Secaucus, NJ; 4 miles west of Manhattan ▪ The Harmon Meadow development features 2 million SF of office space, 7 hotels and over 1 million SF of retail space ▪ Lease expires February 28, 2025 Source : Tenant’s website Aerial Photo of Secaucus, NJ 31 LA Fitness – Tenant Profile

▪ Tenant : Northern Tool & Equipment ▪ Represents 4.0% of contractual rental income ▪ Distributor and retailer of industrial grade and personal use power tools and equipment. 90 retail stores in the U.S ▪ Acquired The Sportsman’s Guide and The Golf Warehouse to sell outdoor sports and leisure goods through their distribution chain ▪ The Class A, 30 foot clearance building is situated 18 miles south of downtown Charlotte, NC off Interstate - 77 Source : Tenant’s website ▪ Location: 1850 Banks Road, Fort Mill, SC ▪ Building: 701,595 SF on 40 acres ▪ 3 Mile Demographics (Source: Sites USA, 2016) – Population : 24,829 – Average HH Income: $67,884 ▪ Lease expires April 30, 2029 Northern Tool – Fort Mill, SC 32 Northern Tool & Equipment – Tenant Profile

Source : Tenant’s website Office Depot – Cary, NC 33 Regal Entertainment Group – Tenant Profile ▪ Tenant: Regal Entertainment Group (NYSE: RGC) ▪ Represents 3.7% of contractual rental income ▪ Currently the largest American theater chain. The second largest chain AMC has a pending agreement to buy Carmike (4 th largest) which will make AMC the largest American Chain. ▪ Brands include: Regal Cinemas, Edwards Theaters and United Artists Theaters ▪ 7,307 screens and 564 theaters in America ▪ $3.3 billion market cap (as of 9/12/2016) Sample Regal Luxury Seating Conversion ▪ 3 locations aggregating 150,520 SF ▪ % of Contractual Rental Income – Indianapolis, IN 1.0% – Manahawkin, NJ (1) 0.4% – Greensboro, NC 2.3% (leasehold expiring 2020) (1) Represents one tenant at a multi - tenant shopping center

▪ Tenant : Ferguson Enterprises, Inc. ▪ Represents 3.6% of contractual rental income ▪ One of the largest United States distributors of plumbing supplies, pipes, valves and fittings ▪ Ferguson is a large and profitable United States operating subsidiary of Wolseley plc (LON:WOS), an international industrial supply & distribution company with a $14.4 billion market cap Source : Tenant’s website ▪ Location: 4501 Hollins Ferry Rd, Baltimore MD ▪ 5 miles south of downtown Baltimore ▪ Building: 367,000 SF on 28 acres ▪ 3 Mile Demographics (Source: Sites USA, 2016) – Population : 87,331 – Average HH Income: $68,527 ▪ Lease expires March 31, 2022 34 Ferguson - Baltimore, MD Ferguson Enterprises – Tenant Profile

The following table provides a reconciliation of net income per share of common stock (on a diluted basis) in accordance with GAAP to FFO and AFFO: For the Six Months Ended June 30 For the Years Ended December 31, 2016 2015 2014 2013 2012 GAAP n et income attributable to One Liberty Properties, Inc. $0.91 $ 1.22 $ 1.37 $ 1.14 $ 2.16 Add: depreciation of properties 0.49 0.98 0.90 0.78 0.66 Add: our share of depreciation of unconsolidated joint ventures 0.02 0.04 0.02 0.03 0.06 Add: impairment loss - - 0.07 0.01 - Add: amortization of deferred leasing costs 0.01 0.02 0.01 0.01 0.01 Add: Federal excise tax relating to gain on sales - 0.01 0.02 - 0.02 Deduct: gain on sales of real estate (0.56) (0.32) (0.63) - (1.32) Deduct: purchase price fair value adjustment - (0.06) - - - Deduct : net gain on sales of real estate of unconsolidated joint ventures - - - (0.30) - Adjustments for non - controlling interests - 0.08 (0.01) (0.01) - NAREIT f unds from operations per share of common stock 0.87 1.97 1.75 1.66 1.59 Deduct: straight - line rent accruals and amortization of lease intangibles (0.08) (0.10) (0.10) (0.07) (0.09) Deduct: lease termination fee income - (0.17) (0.08) - - A dd: our share of straight - line rent accruals and amortization of lease intangibles of unconsolidated joint ventures - - - - 0.01 Add: prepayment costs on debt 0.03 0.03 0.10 0.01 - Add: amortization of restricted stock compensation 0.08 0.14 0.11 0.09 0.08 Add: amortization and write - off of deferred financing costs 0.03 0.06 0.06 0.06 0.06 Adjustments for non - controlling interests - (0.01) - - - Adjusted funds from operations per share of common stock $ 0.93 $ 1.92 $ 1.84 $ 1.75 $ 1.65 AFFO PAYOUT RATIO 88% 82% 82% 81% 81% 35 GAAP Reconciliation